UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 12, 2010

ALPHATEC HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-52024	20-2463898
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5818 El Camino Real

Carlsbad, CA 92008

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (760) 431-9286

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 12, 2010, Alphatec Holdings, Inc. (“Alphatec” or the “Company”) issued a press release announcing preliminary consolidated revenues for the quarter ended March 31, 2010. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1, and is incorporated into Item 2.02 of this Current Report on Form 8-K by reference. In accordance with General Instruction B-2 of Form 8-K, the information set forth in this Item 2.02 and in Exhibit 99.1 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 8.01	OTHER EVENTS.

Business of Scient’x

A summary of the business of Scient’x S.A., or Scient’x, which the Company acquired on March 26, 2010, was included in the definitive proxy statement for the Company’s special meeting of stockholders held on March 16, 2010, as filed with the Securities and Exchange Commission on February 12, 2010. A copy of that summary is attached to this Current Report on Form 8-K as Exhibit 99.2, and is incorporated into Item 8.01 of this Current Report on Form 8-K by reference.

Aging Spine Product Update

In its press release announcing preliminary consolidated revenues for the quarter ended March 31, 2010, the Company also provided the following updates on its products:

The Company’s OsseoFix Spinal Fracture Reduction System, a minimally invasive device that stabilizes the vertebral body, reached a significant milestone in the European market with over 900 patients having been treated as of March 31,2010. OsseoFix is now being sold in six countries and is being launched in France, Italy, and the U.K. during the second quarter of 2010 through the Company’s newly acquired direct sales organizations from Scient’x. In the U.S., OsseoFix is not approved for sale by the Food and Drug Administration, or FDA, and the product is being evaluated in an Investigational Device Exemption clinical study to support its 510(k) clearance with the FDA.

OsseoScrew, the Company’s proprietary expandable pedicle screw designed for bone requiring additional fixation, was launched in Europe last quarter. The Company anticipates launching OsseoScrew to additional European countries throughout the balance of 2010 both via its direct sales organizations and distribution partners, and the Company plans on collecting long-term clinical data for publication. In the U.S., the Company was recently informed by the FDA that clinical data is required to support the 510(k) clearance process. This clinical study requirement will result in a delay of the U.S. launch of this product, and the Company will provide an update once it has finalized the parameters of the study.

The Company anticipates launching HeliFix in the European market in the second half of 2010 as it continues to build its Aging Spine portfolio of products.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management’s current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include, but are not limited to: the timing and results of the clinical trial of OsseoFix to support its 510(k) clearance; the timing and final results of the clinical trial of OsseoScrew to support its 510(k) clearance, the success and timing of launching OsseoScrew in additional European countries; and the success and timing of launching HeliFix in the European market. Alphatec Spine cautions investors that there can be no assurance that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors, including, but not limited to, the following: the ability to successfully integrate Scient’x and Alphatec, the growth rate of the spine market related to aging and elderly patients, uncertainty of success in developing new products or products currently in Alphatec’s pipeline, the successful global launch of the Company’s new products and the products in its development pipeline, failure to achieve acceptance of Alphatec’s products by the surgeon community, failure to obtain FDA clearance or approval for new products, or unexpected or prolonged delays in the process, Alphatec’s ability to develop and expand its business in the United States, Asia and Europe, continuation of favorable third party payor reimbursement for procedures performed using Alphatec’s products, unanticipated expenses or liabilities or other adverse events affecting cash flow or Alphatec’s ability to successfully control its costs or achieve profitability, uncertainty of additional funding, Alphatec’s ability to compete with other competing products and with emerging new technologies, product liability exposure, patent infringement claims and claims related to Alphatec’s intellectual property. Please refer to the risks detailed from time to time in Alphatec’s SEC reports, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K. Alphatec disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d) The following exhibits are filed or furnished with this report:

Exhibit Number	Description

99.1	Press Release of Alphatec Holdings, Inc. dated April 12, 2010

99.2	Summary of the business of Scient’x S.A.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHATEC HOLDINGS, INC.

Dated: April 12, 2010

/s/ EBUN S. GARNER
Ebun S. Garner, Esq.
General Counsel and Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of Alphatec Holdings, Inc. dated April 12, 2010

99.2	Summary of the business of Scient’x S.A.